Exhibit 10.80

This AMENDMENT, dated as of December 19, 2005 (this “Nineteenth Amendment”), is among FIBERNET TELECOM GROUP, INC., a Delaware corporation (the “Parent”), FIBERNET OPERATIONS, INC., a Delaware corporation (“FiberNet”), DEVNET L.L.C., a Delaware limited liability company (together with FiberNet, the “Borrowers”), the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and relates to (1) the Amended and Restated Credit Agreement, dated as of February 9, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders, the Administrative Agent, TD Securities. (USA) Inc., as syndication agent for the Lenders, and Wachovia Investors, Inc., as documentation agent for the Lenders, and (2) the Amended and Restated Parent Guaranty Agreement, dated as of February 9, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Parent Guaranty Agreement”), by the Parent in favor of the Administrative Agent for the benefit of each of the Secured Parties. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Parent has advised the Administrative Agent and the Lenders that it has formed a new wholly-owned subsidiary named Availius, LLC, a New York limited liability company;

WHEREAS, Parent and the Borrowers have requested certain amendments to the Credit Agreement and a limited consent in respect of Availius, LLC, all as provided herein, and the Administrative Agent and the Lenders have agreed, on the terms and conditions contained herein, to amend the Credit Agreement and to grant a limited consent on a one time basis on the terms set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Section 1.01 Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement shall be amended by adding the following new defined terms in the appropriate alphabetical order:

“Availius” means Availius, LLC, a New York limited liability company and a wholly owned subsidiary of Parent.

“LOC Revolving Loan” has the meaning assigned to that term in Section 2.2.A.

“Nineteenth Amendment” means the Amendment, dated as of December 19, 2005, among the Parent, the Borrowers, the Lenders and the Administrative Agent, which amends the Credit Agreement.

“Nineteenth Amendment Effective Date” means the date on which the conditions precedent to the effectiveness of the Nineteenth Amendment have been satisfied.

(b) Section 1.1 of the Credit Agreement shall be further amended by deleting the definition of “Business Day” and adding the following new definition of “Business Day” in the appropriate alphabetical order:

“Business Day” means (i) for all purposes other than as covered by clauses (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in the State of New York are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with Letters of Credit, this definition also excludes any day on which banking institutions are authorized or required by law or other governmental action to close in the jurisdiction in which the Issuing Bank for such Letter of Credit is located.

(c) Article V of the Credit Agreement is hereby amended by adding the following paragraph immediately at the end of Section 5.12:

“Notwithstanding anything to the contrary contained in this Agreement or any Collateral Documents, (a) no proceeds of the Loans under the Credit Agreement may be provided to, used by or used for or on behalf of, Availius; and (b) no Letters of Credit may be issued to or for the benefit of, Availius, renewed or extended for the benefit of Availius, or assigned to any Person for the benefit of Availius.”

(d) Article V of the Credit Agreement is hereby amended by deleting Section 5.15 and Section 5.16 in their entirety and substituting in lieu thereof in the appropriate numerical order the following new Section 5.15 and Section 5.16:

“Section 5.15 [RESERVED]”

“Section 5.16 [RESERVED]”

(e) Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.20 in the appropriate numerical order:

“Section 6.20 Availius. Availius shall not, nor shall Parent permit Availius to, (i) own any assets in excess of $500,000 in the aggregate at any time; (ii) open any deposit account or securities account (each within the meaning of the UCC); (iii) directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness; (iv) directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable), whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to such property, asset, income or profits; (v) enter into, assume or become subject to agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets for purpose of securing the Obligations, whether now or hereafter acquired, or requiring the grant of any security for obligations relating to such agreement if security is given for the Obligations; (vi) directly or indirectly, make or own any Investment in any Person, including any Joint Venture, or otherwise form or create any Subsidiary; (vii) enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sublease (as lessor or sublessor), transfer or otherwise dispose of, in one or more transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person; (viii) directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable; (ix) directly or indirectly enter into or permit to exist any transaction with any holder of 5% or more of any class of equity Securities of any Borrower, Parent or with any Affiliate of any Borrower or Parent; and (x) declare or make Restricted Payment; in each case, except with the prior written consent of the Administrative Agent and the Required Lenders.”

Section 1.02 Amendments to Parent Guaranty. Section 4.04 of the Parent Guaranty is hereby amended by deleting the reference to “[Reserved]” therein and substituting in lieu thereof the following new Section 4.04 in the appropriate alphabetical order:

“Section 4.04. Availius. Parent shall not, nor shall Parent permit any Subsidiary of Parent to, make any capital contribution to Availius (other than a capital contribution made by Parent in such amounts as is necessary to maintain its corporate existence), except with the prior written consent of the Administrative Agent and the Required Lenders. In addition to, and not in lieu of, the obligations of Parent under this Guaranty and the other Loan Documents, Parent shall perform, comply with and be bound by all of the agreements, covenants and obligations contained in Section 6.20 of the Credit Agreement.”

ARTICLE II

LIMITED CONSENT

Subject to the conditions, and only to the extent set forth below, the Lenders hereby consent to the following:

(a) Notwithstanding the requirements of Section 6.5.B to the Credit Agreement to the contrary, Borrower shall not be obligated to cause (i) Availius to execute any Collateral Document and (ii) Parent to execute a Pledge Agreement in respect of the equity interests of Availius, in each case, so long as Availius owns no material assets and maintains no deposit accounts and Accounts, in each case, as determined by the Administrative Agent and the Lenders in their sole discretion. Upon the request of the Administrative Agent and the Lenders, the Borrower shall cause each of Availius and Parent to comply with the requirements set forth in Section 6.5.B to the Credit Agreement.

(b) Except for the limitations set forth in Section 5.12 and Section 6.20 of the Credit Agreement, Availius is a “Subsidiary” of Parent for all purposes under the Credit Agreement and the other Loan Documents, including all representations, warranties and covenants.

ARTICLE III

MISCELLANEOUS

Section 3.01 Execution of this Nineteenth Amendment.

This Nineteenth Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Nineteenth Amendment forms a part thereof. This Nineteenth Amendment shall become effective upon the satisfaction of each of the following conditions:

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by the Borrowers, the Parent and each Lender;

(b) the payment of all fees and expenses then due and payable to the Administrative Agent; and

(c) the payment of all unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrowers.

Section 3.02 Representations and Warranties.

(a) The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (i) all consents, approvals and authorizations necessary for the Borrowers’ execution, delivery and performance of this Nineteenth Amendment have been obtained or made, (ii) this Nineteenth Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, (iii) the representations and warranties of the Borrowers set forth in Article II of the Credit Agreement are true and correct in all material respects as of the date hereof and (iv) no Event of Default or Potential Event of Default has occurred and is continuing as of the date hereof.

(b) The Parent hereby represents and warrants to the Administrative Agent and the Lenders that (i) all consents, approvals and authorizations necessary for the Parent’s execution, delivery and performance of this Nineteenth Amendment have been obtained or made, (ii) this Nineteenth Amendment has been duly executed and delivered by the Parent and constitutes a legal, valid and binding obligation of the Parent, enforceable against such Parent in accordance with its terms and (iii) the representations and warranties of the Parent set forth in Article III of the Parent Guaranty Agreement are true and correct in all material respects as of the date hereof.

Section 3.03 No Waiver.

This Nineteenth Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement, the Parent Guaranty Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Nineteenth Amendment, the terms and conditions of the Credit Agreement, the Parent Guaranty Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of Administrative Agent and the Lenders under the Credit Agreement, the Parent Guaranty Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Nineteenth Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

Section 3.04 Counterparts, Integration; Effectiveness.

This Nineteenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Nineteenth Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On the Nineteenth Amendment Effective Date and thereafter this Nineteenth Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Nineteenth Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Nineteenth Amendment.

Section 3.05 Severability.

Any provision of this Nineteenth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.06 Governing Law.

This Nineteenth Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Section 3.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Nineteenth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Nineteenth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Nineteenth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIBERNET TELECOM GROUP, INC.

By:
Name:
Title:

FIBERNET OPERATIONS, INC.

By:
Name:
Title:

DEVNET L.L.C.

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA INVESTMENT HOLDINGS, LLC, as a Lender

By:
Name:
Title:

IBM CREDIT LLC, as a Lender

By:
Name:
Title: